3 rd Quarter 2011 Earnings Conference October 11, 2011 Exhibit 99.2 [Alcoa logo]

Cautionary Statement

[Alcoa logo]
rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation and on our website at www.alcoa.com under the “Invest” section.  Any reference during the discussion today to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix and on our website.
Forward-Looking Statements
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements.  Forward-
looking statements include those containing such words as “anticipates”, “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,”
“should,” “targets,” “will,” or other words of similar meaning.  All statements that reflect Alcoa’s expectations, assumptions, or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand for aluminum, end-market conditions, growth opportunities for aluminum in automotive, aerospace and other applications or other trend projections, targeted financial results or operating performance, and statements about Alcoa’s strategies, outlook, and business and financial prospects.
Forward-looking statements are subject to a number of known and unknown risks, uncertainties, and other factors and are not guarantees of future performance.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a)
material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal
Exchange-based prices for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (b)
global economic and financial market conditions generally, including the risk of another global economic downturn and uncertainties regarding the effects of sovereign debt issues or government intervention into the markets to address economic conditions; (c) unfavorable changes in the markets served by Alcoa, including automotive and commercial transportation, aerospace, building and construction, distribution, packaging, oil and gas, defense, and industrial gas turbine; (d) the impact of changes in foreign currency exchange rates on costs and results, particularly the
Australian dollar, Brazilian real, Canadian dollar, euro, and Norwegian kroner; (e) increases in energy costs, including electricity, natural gas, and fuel oil, or the unavailability or interruption of energy supplies; (f) increases in the costs of other raw materials, including caustic soda and carbon products; (g) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of operations (including moving its alumina refining and aluminum smelting businesses down on the industry cost curve and increasing revenues in its Flat-Rolled Products and Engineered Products and Solutions segments), anticipated from its productivity improvement, cash sustainability and other initiatives; (h) Alcoa’s inability to realize expected benefits from newly constructed, expanded or acquired facilities or from international joint ventures as planned and by targeted completion dates, including the joint venture in Saudi Arabia; (i)
political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies, civil unrest, or other events beyond Alcoa’s control; (j) the outcome of contingencies, including legal proceedings, government investigations, and environmental remediation; (k) the business or financial condition of key customers, suppliers, and business partners; (l) changes in tax rates or benefits; and (l) the other risk factors summarized in Alcoa’s Form 10-K for the year ended December 31,
2010, Forms 10-Q for the quarters ended March 31, 2011 and June 30, 2011, and other reports filed with the Securities and Exchange
Commission (SEC).  Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.
Non-GAAP Financial Measures
Some of the information included in this presentation is derived from Alcoa’s consolidated financial information but is not presented in Alcoa’s financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP).  Certain of these data are considered
“non-GAAP financial measures” under SEC rules.  These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure.  Reconciliations to the most directly comparable GAAP financial measures and management’s

Chuck McLane Executive Vice President and Chief Financial Officer [Alcoa logo]

Commodity Price Deflation + European Weakness = Q3 Dip
4
Segment ATOI (US$ Millions)
Alumina Primary Metals
Flat-Rolled Products Engineered Products & Solutions
Commodity
Price Deflation
European
market
weakness
Cash LME Cash LME
Total Shipments 3
rd
Party Revenue
[Alcoa logo]
$53
$81
$99
$60
436
470
491
469
4Q'10 1Q'11 2Q'11 3Q'11
$65
$142
$186
$154
$2,343
$2,500
$2,603
$2,400
4Q'10 1Q'11 2Q'11 3Q'11
$178
$202
$201
$110
$2,343
$2,500
$2,603
$2,400
4Q'10 1Q'11 2Q'11 3Q'11
$113
$130
$149
$138
$1,215
$1,247
$1,370
$1,373
4Q'10 1Q'11 2Q'11 3Q'11

rd
Quarter 2011 Financial Overview
Income from Continuing Operations
of $172 million, or
$0.15 per share
Revenue down 3%
sequentially and
up 21%
versus third quarter 2010
Adjusted EBITDA
of $821 million,
down 21%
sequentially and
up 36%
versus
third quarter 2010
13%
Adjusted EBITDA Margin, down 300 basis points
sequentially and
up 140
basis points
versus third quarter 2010
Free Cash Flow
of $164 million
Days Working Capital 5 days lower
than third quarter 2010
Debt to Capital
of 33.7%,
200 basis points lower
than third quarter 2010
Net debt balance
reduced by $109 million,
Cash on hand
of $1.3 billion

See appendix for reconciliations to GAAP and additional information
[Alcoa logo]

Income Statement Summary
$ Millions
3Q’10 2Q’11 3Q’11
Year
Change
Sequential
Change
Sales $5,287 $6,585 $6,419 $1,132 ($166)
Cost of Goods Sold $4,413 $5,247 $5,290 $877 $43
COGS % Sales 83.5% 79.7% 82.4% (1.1 % pts.) 2.7 % pts.
Selling, General Administrative, Other $232 $253 $261 $29 $8
SGA % Sales 4.4% 3.8% 4.1% (0.3 % pts.) 0.3 % pts.
Restructuring and Other Charges $2 $34 $9 $7 ($25)
Effective Tax Rate -81.7% 26.3% 19.6% 101.3 % pts. (6.7 % pts.)
Income from Continuing Operations $61 $326 $172 $111 ($154)
Income Per Diluted Share $0.06 $0.28 $0.15 $0.09 ($0.13)

[Alcoa logo]

Restructuring and Other Special Items
$ Millions
3Q’10 2Q’11 3Q’11
Income from Continuing Operations $61 $326 $172
Income Per Diluted Share $0.06 $0.28 $0.15
Restructuring Related $1 ($16) ($5)
Discrete Tax Items $38 - $10
Mark-to-Market Energy Contracts ($29) $10 $13
Debt Tender Offer ($9) ($32) -
Sao Luis Power Outage ($23) - -
Uninsured Losses ($13) - ($11)
Special Items ($35) ($38) $7
Income from Continuing Operations excl Special Items $96 $364 $165
Income per Diluted Share excluding Special Items $0.09 $0.32 $0.15

See appendix for Adjusted Income reconciliation
[Alcoa logo]

$364
$99
$17
$7
$33
$60
$22
$26
$32
$15
$8
$165
2Q11 LME Currency Volume Price /
Mix
Productivity Energy Raw
Materials
Cost
Increases
Repair &
Maint
Equity
Earnings
3Q11
3
rd
Quarter 2011 vs. 2
nd
Quarter 2011 Earnings Bridge
8
See appendix for reconciliation
Income from Continuing Operations excluding Restructuring & Other Special Items ($ millions)
[Alcoa logo]
-$116m +$20m -$103m

YTD 2011 vs. YTD 2010 Earnings Bridge

See appendix for reconciliation
Income from Continuing Operations excluding Restructuring & Other Special Items ($ millions)
31.8¢
[Alcoa logo]
$336
$645
$241
$210
$196
$411
$167
$240
$304
$846
YTD10 LME Currency Volume Price / Mix Productivity Energy Raw
Materials
Cost
Increases
YTD11
+$404m
+817m
-$711m

3Q 10 2Q 11 3Q11
Production (kmt) 4,047 4,144 4,140
3
rd
Party Shipments (kmt) 2,423 2,378 2,256
3
rd
Party Revenue ($ Millions) 717 926 879
ATOI ($ Millions) 70 186 154
Alumina
3rd Quarter Results
4
th
Quarter Outlook
3
rd
Quarter Business Highlights
10
Realized third-party alumina price down 3%
Days working capital down 7 days from Q3 2010
Positive Currency impact of $16 million as the
US$ strengthened
Higher caustic and energy prices
Productivity and volume offset higher costs
20% of 3
rd
party shipments on spot or prior-
month indexed basis
Other pricing to follow two-month lag on LME
Productivity improvements to continue
Caustic inflation to
continue,
offset by
moderating fuel oil costs
3
rd
Quarter Performance Bridge
See appendix for reconciliations to GAAP and additional information
$ Millions
market performance cost increases
[Alcoa logo]
-$14m
-$38m
$39m -$19m
$186
$154
($35)
$16
$12
$24
$3
($9)
($15)
($14)
($14)

3Q 10 2Q 11 3Q 11
Production (kmt) 891 945 964
3
rd
Party Shipments (kmt) 708 724 754
3
rd
Party Revenue ($ Millions) 1,688 2,145 2,124
3
rd
Party Price ($/MT) 2,261 2,830 2,689
ATOI ($ Millions) 78 201 110
Primary Metals
3
rd
Quarter Highlights 3
rd
Quarter Business Highlights
4
th
Quarter Outlook
11
Realized pricing down 5% sequentially
Days working capital down 5 days from Q3 2010
Higher structural energy costs in Europe
Productivity benefits offset raw material increases
U.S. restarts deliver profitable results
Positive Currency impact of $9 million as the
US$ strengthened
Pricing to follow 15-day lag to LME
Productivity benefits to continue
Higher energy costs expected with seasonal
price increases and Rockdale planned outage
Carbon price inflation expected to continue
3
rd
Quarter Performance Bridge
$ Millions
-$83m
$24m
market performance
-$14m
-$18m
cost increases
[Alcoa logo]

4
th
Quarter Outlook
3
rd
Quarter Business Highlights 3
rd
Quarter Results
ATOI  $ Millions 3Q 10 2Q 11 3Q 11
Flat-Rolled Products,
excl Russia, China & Other
61 86 56
Russia, China & Other 5 13 4
Total ATOI 66 99 60
ATOI down from all-time highs in Q2 driven by
significant market decline in Europe
Total negative impact of $28 million in Europe
due to seasonal summer plant shutdowns and
weakening market conditions
Productivity improvements lessen impact of
rising costs
Aerospace and automotive demand remain
strong
Seasonal beverage can packaging decline
European weakness expected to continue
Productivity gains to mitigate rising costs
Progress toward 2013 $2.5 billion incremental
revenue
target,
50 to 60% during 2011
3
rd
Quarter Performance Bridge
Flat-Rolled Products
See appendix for reconciliations to GAAP and additional information
$ Millions
[Alcoa logo]

$ Millions 3Q 10 2Q 11 3Q 11
3
rd
Party Revenue 1,173 1,370 1,373
ATOI 114 149 138
Adjusted EBITDA Margin 18% 19% 18%
Engineered Products and Solutions
13
3
rd
Quarter Performance Bridge
$ Millions
3
rd
Quarter Business Highlights 3
rd
Quarter Results
17% revenue growth from Q3 2010
21% improvement in ATOI from Q3 2010
Days working capital down 2 days from Q3 2010
$3M unfavorable ATOI impact due to Bloomsburg
flood
4
th
Quarter Outlook
See appendix for reconciliations to GAAP and additional information
Building & construction market continuing to
decline
Commercial transportation market weakening in
Europe
Share gains through innovation continue across
all market sectors
Productivity gains will continue
Progress toward 2013 $1.6 billion incremental
revenue
target,
30 to 35% during 2011
[Alcoa logo]

($ Millions)
3Q’10 2Q’11 3Q’11
Net Income $109 $377 $225
DD&A $358 $375 $377
Change in Working Capital $213 ($110) ($94)
Pension Contributions ($26) ($72) ($114)
Taxes / Other Adjustments ($262) $228 $95
Cash from Operations $392 $798 $489
Dividends to Shareholders ($31) ($32) ($33)
Change in Debt ($555) $30 $72
Distributions to Noncontrolling Interest ($41) ($90) ($66)
Contributions from Noncontrolling Interest $57 $7 $8
Other Financing Activities ($4) $0 ($8)
Cash from Financing Activities ($574) ($85) ($27)
Capital Expenditures ($216) ($272) ($325)
Other Investing Activities ($128) ($78) ($42)
Cash from Investing Activities ($344) ($350) ($367)
14
3Q’11 FCF
$164 million
$1.3 billion
of cash
Debt-to-Cap
in target
range at
33.7%
DWC better
by 5 Days
from 3Q
2010
See appendix for Free Cash Flow reconciliation
3
rd
Quarter 2011 Cash Flow Overview
[Alcoa logo]

Sustainable Reductions in Days Working Capital

3Q
2009
3Q
2010
3Q
2011
Sustained
historically low
days working
capital
performance
3Q
2009
3Q
2010
3Q
2011
3Q
2009
3Q
2010
3Q
2011
3Q
2009
3Q
2010
3Q
2011
3Q
2009
3Q
2010
3Q
2011
[Alcoa logo]

2011 Cash Sustainability Operational Targets and Actual Performance

Sustaining Capital Growth Capital Ma’aden Invest
$400
Debt-to-Cap
$197
$ Millions $ Millions %
2010
Actual
2011
Target
2011
YTD
$165
35.0%
34.9%
2010
Actual
2011
Target
2011
YTD
33.7%
$500
$445
2010
Actual
2011
Target
2011
YTD
$262
$570
2010
Actual
2011
Target
2011
YTD
$539
Free Cash Flow
$ Millions
$0
$1,246
$250
2010
Actual
2011
Target *
2011
YTD
30.0%
•Target is to be free cash flow positive. See appendix for Free Cash Flow reconciliation
We Are Focused on Achieving Our 2011 Goals
[Alcoa logo]
$1,000
$ Millions

Alcoa Enters Uncertain Times Stronger And More Resilient

Improved Performance in our Businesses Improved Generation of Free Cash Flow
$1b Less Debt and 10% Lower Debt to Cap
Income from Continuing Operations
excluding restructuring and specials
($ Millions)
Free Cash Flow
($ Millions)
Significant Cash on Hand
Cash on Hand
($ Millions)
See appendix for reconciliations to GAAP and additional information
[Alcoa logo]

Management Actions Have Led to Improved Liquidity Position

Impacts of Refinancing
1
Strong demand for Alcoa debt
August 2010 and April 2011 issuances
increased average debt maturity to 10.1
years
Issued 10-year funds in 2011 at 5.4%
$1.5B in maturities over the next 5 years
1
5-year credit facility completed successfully
Long-Term Debt Maturity Profile ($millions)
2011 New Issue 2010 New Issue
Close Date July 25, 2011
Capacity $3.75B
Tenor
5 years
(July 2016 expiration)
Drawn Amount $0
Revolving Credit Facility
2
1 Considers convertible debt as equity  2014 Convertible Debt
Weighted life in years
Weighted interest rate
[Alcoa logo]
5.8%
5.5%
5.6%
5.3%
2

[Alcoa logo] Klaus Kleinfeld Chairman and Chief Executive Officer

3%
4%
6% 6%
5%
5%
17% 7%
12%
17%
Russia
Brazil
Asia w/o China
North America
Europe
China
2010 vs. 2011
2011 Estimated Consumption
10%
21%
16%
*Other
44.3
2010 Actual
2011 Forecast
20
2010 Global Demand
Growth Rate:  13%
2011 Global Demand
Growth Rate 12%
vs. 2010
(2011 ex China: 8%)
India
6%
12%
*Other consists of: Middle East, Latin America ex Brazil, and Rest of World including unallocated global increase
14%
Global Aluminum Demand in 2011 Remains Strong…
0.9
1.0
[Alcoa logo]
2011 Projected Primary Aluminum Consumption (mmt) and Growth Rates (%) by Region

Russia
Brazil
Asia w/o China
North America
Europe
China
2H 2011 vs. 1H 2011
2011 Estimated Consumption
*Other
44.3
Decelerating
growth in 2H
Accelerating
growth in 2H
21
India
*Other consists of: Middle East, Latin America ex Brazil, and Rest of World including unallocated global increase
…With Asia Compensating for Western Weakness in 2
nd
Half
0.9
1.0
Net Increase 4%
2H 2011 vs. 1H 2011
Reaffirms 12%
year-on-year
growth 2011 versus 2010
Net Increase = 4%
-13%
-5%
-11%
2%
10%
15%
5%
[Alcoa logo]
19.3
6.8
5.7
5.4
3.4
1.8
4%
2011 Projected Primary Aluminum Consumption (mmt) and 2H vs. 1H 2011 Growth Rates (%)

30
10
60
Regional Physical Markets Remain Tight
LME at 38
days
Non-LME at
15 days
53 days of
consumption
22
Regional Premiums Signal Strong Demand
Inventories 6 days Lower Year-on-Year
Global
Inventories
Drop 3 days vs.
2Q’11
$119 /MT
$200 /MT
$181 /MT
Source: Alcoa estimates, LME, SHFE, IAI, Marubeni, Platt’s Metals Week and Metal Bulletin
[Alcoa logo]
0
20
40
50
70
80
LME
China
Japan Port
Producer
0
1
2
3
4
5
6
7
8
9
10
Midwest
Japan
Europe

Western
World
Annualized Production (May 2011) 25,600
Restarted and Expanded Capacity 400
Total Supply 26,000
Western World Consumption (24,971)
(Deficit) Surplus 1,029
China
Annualized Production  (May 2011) 18,000
Restarted and Expanded Capacity 500
Total Supply 18,500
Consumption (19,300)
(Deficit) Surplus (800)
2011 Aluminum: China Deficit Counteracts Western Surplus
23
China
Western World
Production
Demand
Surplus
Source: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI
Deficit
Production
Demand
2011E Primary Aluminum Supply / Demand Balance (in kmt)
229 kmt
global surplus
[Alcoa logo]

2011 Global Alumina Balance Remains At Equilibrium

Source: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI
China Western World
2011 Annualized Production 34,200
Imports from Western World 1,600
Supply 35,800
Demand (35,800)
(Deficit) / Surplus
0
2011 Annualized Production 53,800
Exports to China (1,600)
Supply 52,200
Demand  (52,200)
(Deficit) / Surplus
0
Production
Demand
2011E Alumina Supply / Demand Balance (in kmt)
[Alcoa logo]
Balanced

A Tale of Two Markets….

2008/2009: Best of times (or close to it)…
…worst of times
-232kMT
-3,383kMT
2008 2009
Global Demand
Destruction
Weakening
Physical Markets
Regional Premiums
Europe
Japan
USA
$57
$32
$90
$81
$116
$76
2011: The world is not the same
Open Interest
LME Aluminum
18.2m
$3,323
16.2m
$1,342
Financial Bias Bearish Defensive Liquidation
16.6m
$2,513
20.1m
$2,243
Financial Bias Bearish Offensive Short Selling
But Physical Markets
Remain Strong
$215
$187
$181
$200
$121 $119
Europe
Japan
USA
+5,268kMT
+4,700kMT
2010 2011
Continued
Demand Growth
Open Interest
LME Aluminum
Regional Premiums
Source: Alcoa estimates, CRU, LME, Platt’s Metals Week and Metal Bulletin
[Alcoa logo]
Jan-08 Apr-08 Jul-08 Oct-08 Jan-09
7/10/08 9/10/08 11/10/08 1/10/09
Jun-11 Jul-11 Aug-11 Sep-11
7/19/11 8/19/11 9/19/11

Leading Market Indicators Have Softened…

Sources: International Monetary Fund; Oxford Economics *Confidence figures set at 100 in January 2011 for comparability
1 EC Commission EU Confidence National Bureau of Statistics China Consumer Confidence University of Michigan Consumer Sentiment
[Alcoa logo]
2 3

…Still, Growth Continues in 2011…

Alcoa End Markets: Current Assessment of 2011 vs. 2010 Conditions
Source: Alcoa analysis
8%-10%
sales growth
1%-2%
sales growth
4%-6%
sales growth
60%-63%
sales growth
26%-29%
sales growth
4%-5%
sales growth
10%-12%
sales growth
10%-12%
sales decline
4%-6%
sales decline
3%-4%
sales decline
10%-16%
sales decline
15%-20%
sales growth
[Alcoa logo]
3%-5%
sales growth
0%-2%
sales growth
2%-3%
sales growth
5%-10% build
rate growth
6%-7%
sales growth
1%-3%
sales growth

…with Slowing Growth in 2H

Alcoa End Markets: Current Assessment of Market Conditions by Semesters
1H 2011
vs
2H 2010
2H 2011
vs
1H 2011
Key:
Source: Alcoa analysis; **Japanese earthquake impact 1H 2011 vs. 2H 2010
[Alcoa logo]
**
10%-12%
1%-3%
5%-10%
4%
0%
28% 23%
0%
-2%-3%
-9%
-3%-4%
14%
-16%
14%
-11%
6%
2%-3%
-4%
-2%-4%
10%-15%
15%-20%
-4%
12%
-4%
4%
10%
-14%
5%
-24%
2%-3% 2%-3%
2%
2%

Deteriorating European Conditions Impact Flat-Rolled Segment

Alcoa Flat-Rolled Product Orders (12 month rolling average)
Indexed to Q1 2010
Europe
China
FRP Orders: Marked Slowdown in Europe
North
America
1.40
1.50
1.30
1.20
1.10
1.00
0.90
0.80
-20%
Q-o-Q
-1%
Q-o-Q
+2%
Q-o-Q
[Alcoa logo]
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011

+$411m vs. 2010
-0.4% pts
vs. 2010
2009: Seven Promises 2011: Prepared for Turbulence
Alcoa Today: Stronger and More Resilient
Operational
• Productivity
• Overhead Reductions
• Capital Expenditures
(including Ma’aden)
• Working Capital
Financial / Strategic
• Leading Positions
• Strong Debt
Maturity Profile
-42% vs. 2007
85% #1 or #2
in their businesses
$1.5b due over
next 5 years
-5 days vs. 2010

[Alcoa logo]

Actively
Managed
Portfolio
Capacity
Optimization
Right-Sized
Workforce
Additional
flexibility
R&D
technology
refocus
Share growth
Procurement
savings
Company-
wide over-
head reduction
Increased
debt capacity
Speedy execution
Focus on cash and bottom line
Capital spend reduction
T  U  R  N            M  A  N  A  G
Our Crisis Management Toolbox Is Ready for Rapid Deployment
31
[Alcoa logo]
Alcoa Advantage
creating value for
all businesses
–
Talent
– Technology
– Customer Intimacy
–
Purchasing
– Operating System
Profitable Growth
in every business
Business Programs
that
define:
– 3-year aspirations
– Priority levers
– Accountability
Alcoa Advantage
creating value for
all businesses
–
Talent
– Technology
– Customer Intimacy
–
Purchasing
– Operating System
in every business
Business Programs
that
define:
– 3-year aspirations
– Priority levers
– Accountability
Disciplined Execution
across all activities

Alcoa Did Not Compromise Its Future In The Last Downturn…
Alcoa capital expenditure on growth projects, 2008 – 2009, in US$

Asset
Swap
$830m
Investment
$130m
Investment
$80m
Investment
$970m
Investment
Mosjoen & Lista, Norway – Smelter
São Luis, Brazil – Alumina Refinery
Bohai, China – Flat Rolled Products
Samara, Russia – End & Tab Line
Juruti, Brazil – Bauxite Mine
[Alcoa logo]

…And Has Not Lost True North Of Accelerating Value
Environment
Energy consumption rising
– Increase of 54% by 2025
– Driven by developing countries
Personal transport rising
– Increase of 40% by 2030
Greenhouse gas regulation
Light Weight
High
Strength
Durable
Highly
Conductive
Non-Corrosive
Malleable
Recyclable
Relative
Value
Demographics
Urbanization
…Demanding the Right Solutions…
…Targeting  Profitable Growth
The World is Changing…
Global population rising
– 2006:  6.6 billion
– 2025:  7.9 billion
– 2050:  9.1 billion
Population in cities
– 2006:  > 50%
– 2030:  > 60%

Alcoa Innovations
[Alcoa logo]

Changing Regulations Drive Al Penetration In Automotive
Source: The Aluminum Association, Ducker Research / Alcoa Analysis
Changing Regulations… …And Drive Substitution
34
US Corporate Average
Fuel Economy (MPG)
Global Auto Body Sheet
Consumption (KMT)
[Alcoa logo]
KMT
…Create Opportunities…
Aluminum Penetration
Opportunities
100%
increase
31%
increase
White House
Proposal
Substitution
potential of
>15MMT
7.5X
increase
27.2
35.5
54.5
2011 2016 2025
0
2,000
4,000
6,000
8,000
10,000
12,000
Currently Aluminum
Aluminum Opportunity
200
800
1,500
2011 2016 2020

Aerospace: Vibrant Growth Projected Over Long & Near Terms

2030
Replacement
Growth
2020
Existing fleet
…Driven by Travel Demand + Aging Fleet
Commercial Airline Fleet
(thousand units)
Sources: 1)  Boeing 2011 Commercial Market Outlook,     2) The Airline Monitor and OEM websites
Notes:  All figures include both Large Commercial Aircraft & Regional Jets;  $ Value of deliveries expressed  in then-year dollars
Strong Orders and Deliveries…
Commercial Jet Deliveries
16,000
planes
33,000
new planes
Build rate of
1,675 units
per year
[Alcoa logo]
4% CAGR
Units
$B Value
9% CAGR
16% CAGR
Backlog: ~8
years of
production at
2010 rates
21
16
11
5
9
11
24
2010
1,097
1,190
1,360
1,440
1,550
$63
$71
$90
$100
$114
2010 2011 2012 2013 2014

Aluminum In The Frame For Years To Come

A320Neo
B737-MAX
Improving Performance…
~50%
lower fuel use
per seat than
last
generation
15 to 16%
lower fuel
use per seat than
current generation
Demonstrated
market appeal
--
1,700+ orders /
commitments already
captured
…Great for Aluminum & Alcoa
Aluminum proprietary alloys
specified for
both models
Meets/exceeds all
performance requirements
regarding weight, strength and
maintenance goals
At far less risk to schedules,
budgets and technical
complexity
Alcoa continues to grow
per-platform content
Content on nearly every
major aircraft
Developed 90% of aerospace
alloys in use
Best-Selling Aircraft
1 MD-80, 737-Classic 2 A320, B737-NG
[Alcoa logo]
1
2
its

37 Potlines Cathode Sealing Plant Port Rolling Mill Construction Refinery Earth Work Ma’aden Alcoa Project Progresses On Schedule and Budget [Alcoa logo]

Segment Dashboard: Price & Market Pressure Impact Results
38 See appendix for Adjusted EBITDA reconciliations
LME Adjusted EBITDA/MT
LME Adjusted EBITDA/MT
541 495 479 531 620 536 498 254 224 551 173 193 147
Adjusted EBITDA $Millions
Adjusted EBITDA Margin
436 287 356 495 536 676 783 922 630 762 229 261 245
Adjusted EBITDA $Millions
Adjusted EBITDA Margin
460
321 336
418
398
784
626
392
(159)
320
438
422
283
1,447
1,350
1,433
1,719
1,900
2,570
2,641
2,572
1,664
2,173
2,500
2,603
2,400
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Q1
2011
Q2
2011
Q3
10 YR Average ~
$390/MT
Primary Metals: Margin Compression
11%
8%
9%
12%
11%
12%
13%
15%
13%
17%
18%
19%
18%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2011
Q1 Q2
2011
Q3
Eng. Products & Solutions: Continued Strength
62
44
48
68
75
110
104
81
20
47
71
81
75
1,447
1,350
1,433
1,719
1,900
2,570
2,641 2,572
1,664
2,173
2,500
2,603
2,400
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Q1
2011
Q2
2011
Q3
10 Yr Average ~ $66/MT
Alumina: Maintaining 2011 Margins
11%
11%
10%
9%
9%
6%
5%
3%
4%
9% 9% 9%
7%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Q1
2011
Q2
2011
Q3
Flat-Rolled Products: European Weakness
[Alcoa logo]

Managing Through Uncertainty – Focused on True North
Opportunity in the Face of Uncertainty Meeting our Aggressive Targets
EPS: $1.6b in Revenue Growth by 2013 ($b)
GRP: $2.5b in Revenue Growth by 2013 ($b)
See appendix for reconciliations to GAAP and additional information
$1.1 to $1.2
End Markets Slow
In Second Half
Continued Growth
In Aluminum Demand
Prepared for
Uncertain Times…
…but Focused on
Our True North
[Alcoa logo]
$4.6
$4.0
$6.2
2010 2011
YTD
2013
Target
$6.3
$6.0
$8.8
2010 2011
YTD
2013
Target
$1.6 to $1.8

40 [Alcoa logo] [Alcoa logo]

Roy Harvey Director, Investor Relations 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com Additional Information 41 [Alcoa logo] [Alcoa logo]

Annual Sensitivity Summary

Currency Annual Net Income Sensitivity
+/- $100/ = +/ - $200 Million
LME Aluminum Annual Net Income Sensitivity
Australian $ +/- $10 million
per 0.01 change in USD / AUD
Brazilian $ +/- $  3 million
per 0.01 change in BRL / USD
Euro € +/- $  2 million
per 0.01 change in USD / EUR
Canadian $ +/- $  4 million
per 0.01 change in CAD / USD
Norwegian Kroner +/- $  6 million
per 0.10 change in NOK / USD
[Alcoa logo]

Revenue Change by Market
3Q’11 Third-Party Revenue
Sequential
Change
Year-Over-Year
Change
43
13%
3%
6%
6%
4%
2%
14%
5%
14%
33%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals
2%
(7%)
(5%)
6%
(6%)
0%
(4%)
(13%)
(5%)
(1%)
20%
26%
9%
44%
1%
11%
21%
14%
23%
26%
[Alcoa logo]

Reconciliation of ATOI to Consolidated Net (Loss) Income
Attributable to Alcoa

[Alcoa logo]
(in millions)
1Q10 2Q10 3Q10 4Q10 201 0 1Q11 2Q11 3Q11
Total segment ATOI $     306 $     381       $     328 $ 409 $  1,424 $ 555 $ 63 5 $ 462
Unallocated amounts (net of tax):
Impact of LIFO (14) (3) (2) 3 (16) (24) (27) 2
Interest expense (77) (77) (91) (76) (321) (72) (106) (81)
Noncontrolling interests (22) (34) (48) (34) (138) (58) (55) (53)
Corporate expense (67) (59) (71) (94) (291) (67) (76) (76)
Restructuring and other charges (122) (21) 1 8 (134) (6) (22) (7)
Discontinued operations (7) (1) – – (8) (1) (4) –
Other (198) (50) (56) 42 (262) (19) (23) (75)
Consolidated net (loss) income attributable to
Alcoa $    (201) $     136 $     61 $   258 $     254 $     308 $     322 $     172

Income (loss) from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”).  There can be no assurances that additional special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both Income (loss) from continuing operations attributable to Alcoa determined under GAAP as well as Income (loss) from continuing operations attributable to Alcoa – as adjusted.
* Discrete tax items include the following:
for the quarter ended September 30, 2011, a net benefit for adjustments made related to the filing of 2010 tax returns in various jurisdictions ($5) and a net benefit for other miscellaneous items ($5);
for the quarter ended December 31, 2010, a benefit for the reversal of the remaining valuation allowance related to net operating losses of an international subsidiary ($16) (a portion was initially reversed in the quarter ended September 30, 2010) and a net benefit for other small items ($2);
for the quarter ended September 30, 2010, a benefit for the reversal of a valuation allowance related to net operating losses of an international subsidiary that are now realizable due to a settlement with a tax authority ($41), a charge for a tax rate change in
Brazil ($11), and a benefit for the recovery of a portion of the unfavorable impact included in the quarter ended March 31, 2010 related to unbenefitted losses in Russia, China, and Italy ($8);
for the quarter ended June 30, 2010, a benefit for a change in a Canadian provincial tax law permitting tax returns to be filed in U.S. dollars ($24), a charge based on settlement discussions of several matters with international taxing authorities ($18), and a benefit for the recovery of a portion of the unfavorable impact included in the quarter ended March 31, 2010 related to unbenefitted losses in Russia, China, and Italy ($10); and, for the quarter ended March 31, 2010, charges for a change in the tax treatment of federal subsidies received related to prescription drug benefits provided under certain retiree health benefit plans ($79), unbenefitted losses in Russia, China, and Italy ($22), interest due to the IRS related to a previously deferred gain associated with the 2007 formation of the former soft alloy extrusions joint venture ($6), and a change in the anticipated sale structure of the Transportation Products Europe business ($5).
** Other special items include the following:
for the quarter ended September 30, 2011, favorable mark-to-market changes in certain power derivative contracts ($13) and uninsured losses, including costs related to flood damage to a plant in Pennsylvania caused by Hurricane Irene, ($11);
for the quarter ended June 30, 2011, a net charge comprised of expenses for the early repayment of Notes set to mature in 2013 due to the premiums paid under the tender offers and call option and gains from the termination of related “in-the-money” interest rate swaps ($32) and favorable mark-to-market changes in certain power derivative contracts ($10);
for the quarter ended March 31, 2011, costs related to acquisitions of the aerospace fastener business of TransDigm Group Inc. and full ownership of carbothermic smelting technology from ORKLA ASA ($8) and favorable mark-to-market changes in certain power derivative contracts ($5);
for the quarter ended December 31, 2010, favorable mark-to-market changes in certain power derivative contracts;
for the quarter ended September 30, 2010, unfavorable mark-to-market changes in certain power derivative contracts ($29), recovery costs associated with the São Luís, Brazil facility due to a power outage and failure of a ship unloader in the first half of 2010
($23), restart costs and lost volumes related to a June 2010 flood at the Avilés smelter in Spain ($13), and a net charge comprised of expenses for the early repayment of Notes set to mature in 2011 through 2013 due to the premiums paid under the tender offers and call option and gains from the termination of related “in-the-money” interest rate swaps ($9);
for the quarter ended June 30, 2010, favorable mark-to-market changes in certain power derivative contracts ($22), a charge for costs associated with the potential strike and successful execution of a new agreement with the United Steelworkers ($13), and a charge related to an unfavorable decision in Alcoa’s lawsuit against Luminant related to the Rockdale, TX facility ($7); and, for the quarter ended March 31, 2010, charges related to unfavorable mark-to-market changes in certain power derivative contracts ($31), power outages at the Rockdale, TX and São Luís, Brazil facilities ($17), an additional environmental accrual for the Grass
River remediation in Massena, NY ($11), and the write off of inventory related to the permanent closures of certain U.S. facilities ($5).
Reconciliation of Adjusted Income
45
[Alcoa logo]
(in millions)
Quarter ended Nine months ended
March 31,
2010
June 30,
2010
September 30,
2010
December 31,
2010
March 31,
2011
June 30,
2011
September 30,
2011
September 30,
2010
September 30,
2011
Net (loss) income
attributable to Alcoa $    (201)      $     136      $       61      $     258      $     308 $     322 $     172 $        (4) $     802
Loss from discontinued
operations (7) (1) – – (1) (4) – (8) (5)
(Loss) income from
continuing
operations
attributable to Alcoa (194) 137 61 258 309 326 172 4 807
Restructuring and
other charges 119 20 (1) (8) 5 16 5 138 26
Discrete tax items* 112 (16) (38) (18) – – (10) 58 (10)
Other special items** 64 (2) 74 (9) 3 22 (2) 136 23
Income from
continuing
operations
attributable to Alcoa
– as adjusted $     101 $     139 $       96 $     223 $     317 $     364 $     165 $     336 $     846

Reconciliation of Adjusted Income (continued)

[Alcoa logo]
(in millions)
Quarter ended
December 31,
2008
March 31,
2009
June 30,
2009
September 30,
2009
December 31,
2009
Net (loss) income
attributable to Alcoa $ (1,191)      $    (497)      $    (454)      $       77      $    (277)
(Loss) income from
discontinued
operations (262) (17) (142) 4 (11)
(Loss) income from
continuing
operations
attributable to Alcoa (929) (480) (312) 73 (266)
Restructuring and
other charges 614 46 56 1 49
Discrete tax items* 65 (28) – – (82)
Other special items** 29 (15) – (35) 308
(Loss) income from
continuing
operations
attributable to Alcoa
– as adjusted $    (221) $    (477) $    (256) $       39 $         9
Income (loss) from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”).  There can be no assurances that additional special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both Income (loss) from continuing operations attributable to Alcoa determined under GAAP as well as
Income (loss) from continuing operations attributable to Alcoa – as adjusted.
* Discrete tax items include the following:
for the quarter ended December 31, 2009, a benefit for the reorganization of an equity investment in Canada ($71), a charge for the write-off of deferred tax assets related to operations in Italy ($41), a benefit for a tax rate change in Iceland ($31), and a benefit for the reversal of a valuation allowance on net operating losses in Norway ($21);
for the quarter ended March 31, 2009, a benefit for a change in a Canadian national tax law permitting tax returns to be filed in U.S. dollars; and, for the quarter ended December 31, 2008, a charge for non-cash tax on repatriated earnings.
** Other special items include the following:
for the quarter ended December 31, 2009, charges related to the European Commission’s ruling on electricity pricing for smelters in Italy ($250), a tax s ettlement related to an equity investment in Brazil ($24), an estimated loss on excess power at the Intalco  smelter ($19), and an environmental accrual for smelters in Italy ($15);
for the quarter ended September 30, 2009, a gain on an acquisition in Suriname;
for the quarter ended March 31, 2009, a gain on the Elkem/SAPA AB swap ($133) and a loss on the sale of Shining Prospect ($118); and, for the quarter ended December 31, 2008, charges for environmental reserve ($26), obsolete inventory ($16), and accounts receivable reserve ($11), and a refund of an indemnification payment ($24).

Reconciliation of Free Cash Flow

(in millions)
Quarter ended
Nine months
ended
March 31,
2011
June 30,
2011
September 30,
2011
September 30,
2011
Cash provided from
operations
$   (236) $    798 $    489 $ 1,051
Capital expenditures     (204)     (272)     (325)     (801)
Free cash flow $   (440) $    526 $    164 $    250
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.
[Alcoa logo]

December 31,
Reconciliation of Free Cash Flow (continued)

[Alcoa logo]
(in millions)
Quarter ended Year ended
December 31,
2008
March 31,
2009
June 30,
2009
September 30,
2009
December 31,
2009
March 31,
2010
June 30,
2010
September 30,
2010
December 31,
2010
2010
Cash
provided
from
operations
$    608 $   (271) $    328 $    184 $ 1,124 $    199 $    300 $    392 $ 1,370 $ 2,261
Capital
expenditures (1,017) (471) (418) (370) (363) (221) (213) (216) (365
)
(1,015)
Free cash
flow $   (409) $   (742) $   (90) $   (186) $    761 $     (22) $      87 $    176 $ 1,005 $ 1,246
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.
It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

Reconciliation of Alcoa Adjusted EBITDA

[Alcoa logo]
($ in millions) 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 3Q10 2Q11 3Q11
Net income (loss)
attributable to
Alcoa $     908 $     420 $     938 $  1,310 $  1,233 $  2,248 $  2,564 $      (74) $ (1,151) $     254 $       61 $     322 $     172
Add:
Net income
attributable to
noncontrolling
interests 205 181 212 233 259 436 365 221 61 138 48 55 53
Cumulative effect
of accounting
changes – (34) 47 – 2 – – – – – – – –
Loss (income)
from discontinued
operations 5 101 – 27 50 (22) 250 303 166 8 – 4 –
Provision (benefit)
for income taxes 524 307 367 546 464 853 1,623 342 (574) 148 (49) 136 55
Other (income)
expenses, net (295) (175) (278) (266) (478) (236) (1,920) (59) (161) 5 43 (50) 31
Interest expense 371 350 314 271 339 384 401 407 470 494 139 163 125
Restructuring and
other charges 530 398 (28) (29) 266 507 268 939 237 207 2 34 9
Provision for
depreciation,
depletion, and
amortization 1,144 1,037 1,110 1,142 1,227 1,252 1,244 1,234 1,311 1,450 358 375 376
Adjusted EBITDA $  3,392 $  2,585 $  2,682 $  3,234 $  3,362 $  5,422 $  4,795 $  3,313 $     359 $  2,704 $     602 $  1,039 $     821
Sales $19,906 $17,691 $18,879 $21,370 $24,149 $28,950 $29,280 $26,901 $18,439 $21,013 $  5,287 $  6,585 $  6,419
Adjusted EBITDA
Margin 17% 15% 14% 15% 14% 19% 16% 12% 2% 13% 11% 16% 13%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to
Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.
Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Alumina Adjusted EBITDA

[Alcoa logo]
($ in millions, except
per metric ton
amounts)
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 3Q10 1Q11 2Q11 3Q11
After-tax operating
income (ATOI) $     471 $     315 $     415 $     632 $     682 $  1,050 $     956 $     727 $     112 $     301 $       70 $     142 $     186 $     154
Add:
Depreciation,
depletion, and
amortization 144 139 147 153 172 192 267 268 292 406 100 103 112 117
Equity (income)
loss (1) (1) – (1) – 2 (1) (7) (8) (10) (1) (3) (22) (2)
Income taxes 184 130 161 240 246 428 340 277 (22) 60 (22) 44 60 42
Other (17) (14) (55) (46) (8) (6) 2 (26) (92) (5) (1) – (1) –
Adjusted EBITDA $     781 $     569 $     668 $     978 $  1,092 $  1,666 $  1,564 $  1,239 $     282 $     752 $     146 $     286 $     335 $     311
Production
(thousand metric
tons) (kmt) 12,527 13,027 13,841 14,343 14,598 15,128 15,084 15,256 14,265 15,922 4,047 4,024 4,144 4,140
Adjusted
EBITDA/Production
($ per metric ton) $       62 $       44 $       48 $       68 $       75 $     110 $     104 $       81 $       20 $       47 $       36 $       71 $       81 $       75
Alcoa’s definition of Adjusted EBITDA  (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other nonoperating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because
Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Primary Metals Adjusted EBITDA

[Alcoa logo]
($ in millions, except
per metric ton
amounts )
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 3Q10 1Q11 2Q11 3Q11
After-tax operating
income (ATOI) $     905 $     650 $     657 $     808 $     822 $  1,760 $  1,445 $     931 $    (612) $     488 $       78 $     202 $     201 $     110
Add:
Depreciation,
depletion, and
amortization 327 300 310 326 368 395 410 503 560 571 142 141 142 137
Equity (income) loss (52) (44) (55) (58) 12 (82) (57) (2) 26 (1) – (1) 1 4
Income taxes 434 266 256 314 307 726 542 172 (365) 96 (3) 53 55 21
Other (8) (47) 12 20 (96) (13) (27) (32) (176) (7) (7) 1 – –
Adjusted EBITDA $  1,606 $  1,125 $  1,180 $  1,410 $  1,413 $  2,786 $  2,313 $  1,572 $    (567) $  1,147 $     210 $  396 $     399 $     272
Production
(thousand metric
tons) (kmt) 3,488 3,500 3,508 3,376 3,554 3,552 3,693 4,007 3,564 3,586 891 904 945 964
Adjusted
EBITDA/Production
($ per metric ton) $     460 $     321 $     336 $     418 $     398 $     784 $     626 $     392 $    (159) $     320 $     236 $     438 $     422 $     282
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other nonoperating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Flat-Rolled Products Adjusted EBITDA

[Alcoa logo]
($ in millions, except
per metric ton
amounts)
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 3Q10 1Q11 2Q11 3Q11
After-tax
operating income
(ATOI) $     253 $     225 $     222 $     254 $    278 $     233 $     178 $        (3) $      (49) $     220 $       66 $       81 $       99 $       60
Add:
Depreciation,
depletion, and
amortization 167 184 190 200 220 223 227 216 227 238 57 58 60 61
Equity loss 2 4 1 1 – 2 – – – – – – – –
Income taxes 124 90 71 75 121 58 92 35 48 92 26 33 35 26
Other (5) (8) (5) 1 1 20 1 6 (2) 1 – 1 (1) –
Adjusted EBITDA $     541 $     495 $     479 $     531 $     620 $      536 $  498 $     254 $     224 $     551 $     149 $     173 $     193 $     147
Total sales $  4,868 $  4,571 $  4,768 $  6,042 $  7,081 $  8,610 $  9,597 $  9,184 $  6,182 $  6,457 $  1,691 $  1,961 $  2,147 $  2,022
Adjusted EBITDA
Margin 11% 11% 10% 9% 9% 6% 5% 3% 4% 9% 9% 9% 9% 7%
Total shipments
(thousand metric
tons) (kmt) 2,376 2,482 2,361 1,888 1,755 474 470 491 469
Adjusted
EBITDA /Total
shipments ($ per
metric ton) $     226 $     201 $     108 $     119 $     314 $     314 $     368 $     393 $     313
-
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to
Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The
Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Engineered Products and Solutions
Adjusted EBITDA

[Alcoa logo]
($ in millions) 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 3Q10 1Q11 2Q11 3Q11
After-tax operating
income (ATOI) $     189 $       63 $     124 $     156 $     271 $     365 $     435 $     533 $     315 $     415 $     114 $     130 $     149 $     138
Add:
Depreciation,
depletion, and
amortization 186 150 166 168 160 152 163 165 177 154 37 38 41 40
Equity loss
(income) – – – – – 6 – – (2) (2) (1) (1) – –
Income taxes 61 39 55 65 116 155 192 222 139 195 63 62 72 67
Other – 35 11 106 (11) (2) (7) 2 1 – 1 – (1) –
Adjusted EBITDA $     436 $     287 $     356 $     495 $     536 $      676 $     783 $     922 $     630 $     762 $     214 $     229 $     261 $     245
Total sales $  4,141 $  3,492 $  3,905 $  4,283 $  4,773 $  5,428 $  5,834 $  6,199 $  4,689 $  4,584 $  1,173 $  1,247 $  1,370 $  1,373
Adjusted EBITDA
Margin 11% 8% 9% 12% 11% 12% 13% 15% 13% 17% 18% 18% 19% 18%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to
Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The
Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Alcoa Net Debt

[Alcoa logo]
(in millions)
Quarter ended
December 31,
2008
June 30,
2011
September30,
2011
Short - term borrowings $    478 $      65 $      57
Commercial paper 1,535 – 107
Long - term debt due within
one year 56 510 489
Long - term debt, less amount
due within one year 8,509 8,773 8,658
Total debt 10,578 9,348 9,311
Less: Cash and cash
equivalents 762 1,260 1,332
Net debt $ 9,816 $ 8,088 $ 7,979
Net debt is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management assesses Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.